EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT, by and between TREND MINING COMPANY, a Delaware corporation (the "Company"), and Howard Schraub (the "Investor") is dated as of December 12, 2005 (this "Agreement").

          In  consideration  of the mutual  covenants and  agreements  set forth
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                  SUBSCRIPTION

         1.1 Subscription. The Investor hereby subscribes and agrees to purchase, and the Company hereby agrees to issue and sell to the Investor, one million five hundred thousand (1,500,000) shares of the Company's common stock, $0.01 par value per share (the "Shares"), at the price of $0.10 per share.

         1.2 Closing. The purchase and sale of the Shares (the "Closing") was consummated on or about December 6, 2005 (the "Closing Date"). The Closing shall take place at the offices of the Company or at such other time and/or place as the parties may agree or via the exchange of facsimile signatures (as contemplated herein).

                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         2.1 Representations and Warranties. The Company hereby represents and warrants to the Investor as follows, which representations and warranties are true as of the date hereof and will be true as of the Closing Date:

                  (a) The Company is a corporation duly formed, validly existing and subsisting under the laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the Company's obligations hereunder. As used in this Agreement, "Material Adverse Effect" means any event, circumstance or development which individually or in the aggregate could have a material adverse effect on the business, properties, operations, condition (financial or otherwise), prospects, assets, liabilities, earnings or results of operations of the Company or on the performance of the transactions contemplated hereby.

                  (b) The Company is currently in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs,


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         requirements and injunctions of all governmental authorities, agencies, courts, and administrative tribunals, except for such noncompliance that, individually and in the aggregate, would not have a Material Adverse Effect.

                   (c) Except for the filing of any forms required under the federal securities laws and any filings required under state "blue sky" laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or the performance by the Company of its obligations hereunder.

                   (d) There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company, before any court or arbitrator, or any governmental body, agency or official in which there is a reasonable likelihood of a decision which could have a Material Adverse Effect on the Company or which challenges the validity of this Agreement.

                  (e) The offer, sale and issuance of the Shares without registration (assuming the accuracy of the representations and warranties made by the Investor in Article III hereof) will not violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or "blue sky" laws or other applicable laws. None of the Company, its affiliates or any person acting on its behalf has engaged in any form of general solicitation or advertising (as defined in Rule 502(c) of the Securities Act) or engaged in any action that would require the registration under the Securities Act of the offering and sale of the Shares.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         3.1 Representations and Warranties. The Investor hereby represents and warrants to the Company as follows, which representations and warranties are true as of the date hereof and will be true as of the Closing Date:

                  (a) The Investor has all requisite power, capacity and full legal right to execute and deliver the Agreement and to carry out the Investor's obligations hereunder. The execution and delivery of, and performance of his obligations hereunder, this Agreement and the consummation of the transaction contemplated hereby has been duly authorized and no other proceeding on the Investor's part is required. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation, enforceable against the Investor in accordance with its terms.

                  (b) The Investor is purchasing the Shares pursuant to this Agreement for the Investor's own account and for investment purposes only and without a view to making a distribution thereof in violation of the Securities Act.

                  (c)  The  Investor  has  such   knowledge  and  experience  in
         financial and business matters that the Investor is capable of evaluating the merits and risks of the investment


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         contemplated  by this  Agreement  and  making  an  informed  investment decision with respect thereto.

                   (d) The Investor is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                   (e) The Investor has had the opportunity to ask questions of, and receive answers from, officers of the Company concerning the Company and the terms and conditions of this transaction, as well as to obtain any information, financial or otherwise, requested by the
         Investor. The Investor's decision to enter into the transaction contemplated by this Agreement is based on the Investor's own evaluation of the Company's business activities and the finances, merits and risks of purchasing the Shares.

                  (f) The Investor understands and agrees that the Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely and may not be transferred unless registered under the 1933 Act or applicable state securities laws, or is exempt from such registration.

                  (g) The Shares will bear the following or similar legend:

                      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TREND MINING COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (h) The Investor has adequate means of providing for the Investor's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for the foreseeable future.

                  (i) The Investor is aware that an investment in the Shares involves a number of very significant risks, including the possible loss of his entire investment and has considered and reviewed the information provided by the Company with such advisors as the Investor deemed necessary.


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                  (j) There are no claims for investment banking fees, brokerage
         commissions,   finder's  fees  or  similar   compensation  (other  than
         professional fees to attorneys and accountants, which shall be borne by each party for him/her/itself) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Investor.

                                   ARTICLE IV

                                   TERMINATION

         4.1 Termination. This Agreement may be terminated by the mutual agreement of the parties hereto.

         4.2 Effect of Termination. In the event of termination of this Agreement in accordance with Section 4.1, this Agreement will be of no force or effect.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Waivers and Consents. For the purposes of this Agreement, no course of dealing between the Company and the Investor, or no delay on the part of either party hereto in exercising any rights hereunder will operate as a waiver of the rights hereof or thereof. No provision hereof may be waived except by a written instrument signed by the party waiving the provision.

         5.2 Governing Law; Jurisdiction; Venue etc. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the State of Delaware.

         5.3 Headings. The descriptive headings in this Agreement have been inserted for convenience only and must not be deemed to limit or otherwise affect the construction or interpretation of any provision herein.

         5.4 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         5.5 Severability. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement will nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted; provided, however, that no such severability will be effective if it materially changes the economic benefit of this Agreement to any party.


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         5.6 Integration. This Agreement constitutes the entire agreement by and among the parties with respect to the subject matter hereof, and supersedes any other prior agreements, contracts and understandings, both written and oral.

         5.7 Usage. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Reference in this Agreement to "including", "includes" and "include" shall be deemed to be followed by "without limitation".

         5.8 Facsimile Signatures. A facsimile signature on this Agreement or an original signature delivered by facsimile will be considered the same as an original.


         IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.


                                    TREND MINING COMPANY


                                    By: /s/ Thomas A. Loucks
                                       -----------------------------------------
                                    Name:  Thomas A. Loucks
                                    Title: President and Chief Executive Officer


                                    INVESTOR


                                    /s/ Howard Schraub
                                    ----------------------------------
                                    Name:  Howard Schraub